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                               FirstEnergy Corp.

                      Executive Deferred Compensation Plan

                                 2002 Overview

                           Effective January 1, 2002



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INTRODUCTION


        Overview of the Plan

        o The Plan allows you to defer base salary, Annual Incentive Awards, and Long-Term Incentive Awards.

        o The Company retains amounts deferred and credits an account(s) in your name.

        o The Retirement Account, Retirement Stock Account and the FirstEnergy Stock Account may earn a very attractive return. Your base salary and/or the 2001 Annual Incentive Award payable in 2002 may be deferred into a Retirement Account.

        o Your 2001 Annual Incentive Award and/or your Long-Term Incentive Award, that are payable in 2002, may be deferred into a FirstEnergy Stock Account.

        Why  the  Plan  is  Provided

        To  provide  you  with:

        o Additional funds at your retirement to supplement other existing benefit plans.

        o Supplemental benefits in the event of preretirement death or disability.

        o Another  opportunity to build assets on the most favorable tax basis.

        o A vehicle to acquire additional FirstEnergy stock.

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DEFERRAL
OPTIONS


        Annual Deferral Periods:* January 1 through December 31 of each year.


        o Base Salary: You may defer from 1% to 50% of your Base Salary into the Retirement Account.

        o Annual Incentive Award: You may defer from 1% to 100% of your Annual Incentive Award (payable in 2002) into the Retirement and/or the FirstEnergy Stock Account.

        o Long-Term Incentive Award: You may defer from 1% to 100% of your Long-Term Incentive Award (payable in 2002) into the FirstEnergy Stock Account.

        o Roll-in of Savings Plan Excess.



        *Elections for annual deferral periods must be made during the open enrollment period ending no later than December 15 of the prior year.



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EFFECT ON
FIRSTENERGY
SAVINGS PLAN


401(k) Impact            Your decision to defer a portion of your salary and/or
                         your Annual Incentive Award into this Plan will affect your decision regarding how much you would like to defer into the FirstEnergy Employee Savings Plan. In making your deferral elections in these plans, it is important to know that your deferrals into this Plan will be made first; therefore, the amount of base salary or Annual Incentive Award available to be deferred into the Employee Savings Plan will be reduced.

Example                  Amount of Annual Incentive Award you
                         elected to defer to this Plan:               50%

                         Amount of salary and Annual Incentive
                         you elected to defer to the Employee
                         Savings Plan:                                16%

                         Annual Incentive Award             $10,000
                         Deferral into this Plan              5,000
                                                          ---------
                         Balance                             $5,000
                         Deferral into Savings Plan             800
                                                          ---------
                         Payable in cash, subject to
                         taxation                            $4,200


                         Please take a moment to consider how your election to defer into this Plan will affect the amount of money available on which to base your Employee Savings Plan deferral election.




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INCOME TAX
WITHHOLDING


        o On your deferrals to the Retirement and FirstEnergy Stock Accounts and on the Company 20% premium to the FirstEnergy Stock Account:

          o Federal: No.

          o State:  No, except

              Resident of Pennsylvania working in Pennsylvania--Yes;

              Resident of Ohio or New Jersey working in Pennsylvania or resident of Pennsylvania working in Ohio or New Jersey--Depends upon your own tax election.

          o Local: Yes.

          o FICA:  Yes.

          o Medicare:  Yes.

        o On the interest credited to the Retirement Account:

          o IRS regulations may require the withholding and payment of FICA and Medicare taxes attributable to a portion of the interest credited annually to you each year. You will be notified if this is the case.




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HOW A
MINIMUM
INVESTMENT
SAVES TAXES



        The minimum salary deferral is 1% of base salary. If you earn $100,000 per year:

                                         Deferred  Nondeferred
        ------------------------------------------------------
        Annual Minimum Deferral           $1,000     $1,000

        Current Income Tax (40%* Bracket)      0        400
        ------------------------------------------------------
        Your Annual Dollars to Invest     $1,000       $600
        ------------------------------------------------------

        *Includes federal and state income taxes.




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YOUR
RETIREMENT
ACCOUNT


        If You Elect to Defer Into the Retirement Account


        Amounts you defer and interest earned will be tracked in an account in your name.

        The interest credited to your Retirement Account will be the annual equivalent of the Average* Moody's Rate plus 3%. The rate cannot exceed a maximum annual equivalent of a 15% yield.

        *Average for November through October of the prior year.










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THE PLAN
VERSUS OUTSIDE
INVESTMENT


        One Dollar Deferred Under This Plan


               [GRAPHIC OMITTED]


        Assumptions:  Deferral at age 45; tax bracket 40%; interest rate 10%.



        One Dollar Taken as Salary and Invested on the Outside


                  [GRAPHIC OMITTED]


        Assumptions: Deferral at age 45; tax bracket 40%; interest rate 7% pretax, 4.2% after-tax.



        To obtain the same return under an outside investment, you would have to earn an equivalent pretax rate of 16.67%.





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CREDITING
EARNINGS


        Moody's Plus 3% Equals High Yields

        Retirement Account


                   [GRAPHIC OMITTED]


        The EDCP crediting rate for 2002 will be 10.56%.


        The Moody's Index is a monthly average of long-term bond yields of industrials and public utilities rated AAA, AA, A and BAA, published by Moody's Investors' Service.







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RETIREMENT




                         How Your Retirement Account Grows

                         If you defer $1,000 annually:


                                                   Annual
                                                   Pretax          Total
                                     Account       Payout          Pretax
                         Beginning  Balance at   Each Year         Payout
                           at Age     Age 65*    for 15 Years    (15 Years)
                         -------------------------------------------------------
                             60      $ 6,716       $  803          $12,045
                             55       17,531        2,095           31,425
                             50       34,950        4,177           62,655
                             45       63,002        7,530          112,950
                             40      108,182       12,930          193,950
                         -------------------------------------------------------

                         *Assuming 10% interest credited annually.







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YOUR DISTRIBU-
TION OPTIONS
Retirement Account


        If You Retire on or After Age 55 and Are Eligible for a Pension Plan Benefit

        o Installments: Paid monthly for up to 25 years at the Average Moody's Rate plus 3% interest rate. Rate cannot exceed an annual equivalent of a 15% yield. If your Account balance, that is paid in installments, is less than $100,000 on the date payments begin, monthly installments will be paid for not more than 15 years.

        o  Lump sum.

        o  Combination of the above.

        o  Defer commencement of payouts to age 70.

        o Your retirement benefit payout election may be amended up to 90 days prior to retirement.

        If You Leave the Company Prior to Age 55 and You Are Not Eligible for Benefits Under the FirstEnergy Severance Plan or Are Not Eligible for a Pension Plan Benefit

        o  Lump sum.





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YOUR DISTRIBU-
TION OPTIONS
Retirement Account



        If You Leave the Company and You Are Eligible for and Elect to Receive Benefits Under the FirstEnergy Severance Plan

        o Lump sum.

        o Three annual installments beginning on your date of termination and on January 1 of the following two calendar years. You make your payout election during open enrollment. It may be amended at any time up to 90 days prior to termination.







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DISABILITY
FEATURE
Retirement Account


        Your Distribution Options

        o Installments: Paid monthly for up to 25 years at the Average Moody's Rate plus 3%. Rate cannot exceed an annual equivalent of a 15% yield. If the portion of your Account balance that is to be paid in installments is less than $100,000 on the date payments begin, monthly installments will be paid for not more than 15 years.

        o Lump sum.

        o Combination of the above.

        o Your disability benefit payout election may be amended anytime prior to disability.








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PRERETIREMENT
DEATH BENEFITS

Retirement Account

        Your Distribution Options for Your Beneficiary

        o Installments: Paid monthly for up to 25 years at the Average Moody's Rate plus 3%. Rate cannot exceed an annual equivalent of a 15% yield. If the portion of your balance that is to be paid in installments is less than $100,000 on your date of death, monthly installments will be paid for not more than 15 years.

        o Lump sum.

        o Combination of the above.

        o Your preretirement death benefit payout election may be amended anytime prior to death.



POSTRETIRE-
MENT DEATH BENEFITS
Retirement Account

        Your beneficiary will receive your remaining Retirement Account balance on the same basis as you had elected.

        If you elected to defer commencement of benefit payments and you die prior to commencement, benefit payments to your beneficiary will begin immediately.





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INCOME TAXATION



        Taxation of Your Retirement Account Distribution After Separation of Employment

        o Federal:  Yes.

        o State: Based on the regulations and rates of the state in which you live.

          Note: Recent federal legislation prohibits any state from taxing plan distributions of former residents if the distributions are made over a ten-year or more period.

        o Local:  Check with your local taxing authority.

        o FICA and Medicare: IRS regulations may require the withholding and payment of FICA and Medicare taxes attributable to a portion of the interest credited annually to you each year. You will be notified if this is the case.







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FIRSTENERGY
STOCK
ACCOUNT



        If You Elect to Defer Into the First-Energy Stock Account*


        o You may defer from 1% to 100% of the Annual Incentive Award, less what you defer into the Retirement Account, payable to you in 2002, to the FirstEnergy Stock Account.

        o You may defer from 1% to 100% of the Long-Term Incentive Award, payable to you in 2002, to the FirstEnergy Stock Account.

        o The Company will add a 20% premium to any deferrals made into the FirstEnergy Stock Account.

        o Your deferrals, plus the Company-provided 20% premium, less applicable income tax withholding, will be converted to equivalent stock units and credited to your FirstEnergy Stock Account.

        o Your deferrals into the Stock Account and your vested company premiums, plus earnings and dividends, will be distributed to you in the form of FirstEnergy Stock three years after the deferral is originally credited to your Account.


        *Elections for annual deferral periods must be made during the open enrollment period ending no later than December 15 of the prior year.





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FIRSTENERGY
STOCK
ACCOUNT


        About the FirstEnergy Stock Account


        o The Company will credit a 20% premium to your Stock Account when you defer compensation into the Account.


            Example: If you elect to defer $1,000, 20% of that amount or $200 will be added to your deferral amount for a total of $1,200. This $1,200 will then be converted to stock units and held in your FirstEnergy Stock Account.

        o The number of stock units credited to your account will be determined by dividing the total, after applicable taxes, of your deferral and the Company-provided 20% premium by the average daily closing price of FirstEnergy common stock during February, 2002.

        o At the time dividend payments are made to FirstEnergy shareholders additional stock units will be credited to your account. The number of additional units credited will be based on the number of units in your account and the market price of the stock at the close of that business day.







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FIRSTENERGY
STOCK
ACCOUNT



                         Vesting of the FirstEnergy Stock Account

        o The FirstEnergy Stock Account will have a three-year restriction period attached to the 20% premium and any appreciation on it.

          o You will be fully vested in the 20% premium and associated appreciation at the end of three years, assuming you are still employed by FirstEnergy, or have retired at or after age 60.The three-year premium restriction will continue to apply beyond your retirement at or after age 60.

          o You will be fully vested immediately if you terminate employment due to:

              Death.

              Disability.

              Involuntary Termination under conditions where you become eligible for and elect to accept a FirstEnergy severance benefit.

          o You will be fully vested immediately in the event of a Change of Control that results in FirstEnergy not being the controlling company.

          o You will forfeit the nonvested 20% premium and associated appreciation if you retire prior to age 60 or if you terminate employment during the three-year restriction period for reasons other than death, disability, Involuntary Termination, or change in control as described above.





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FIRSTENERGY
STOCK
ACCOUNT



        Distributions From the FirstEnergy Stock Account

        Normally, your Stock Account will be paid to you in a lump sum three years after the deferral was first made to the Stock Account. It will be paid to you in the form of FirstEnergy stock.

        If you terminate employment prior to age 60 with a Stock Account balance, the balance, less any nonvested Company-paid premium, will be converted to cash and transferred to your Retirement Account.

        If you retire at or after reaching age 60 and you have a balance in the Stock Account, at the end of the three year restriction period, the Stock Account balance will be paid as elected. You may elect to receive the distribution in FirstEnergy stock or have the balance converted to cash and transferred to your Retirement Account.







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FIRSTENERGY
STOCK
ACCOUNT



        Income Taxation of the FirstEnergy Stock Account

        When you receive a distribution of stock from your Stock Account, you will be taxed as follows:

        o Federal:  Yes.

        o State: Based on the regulations and rates of the state in which you live and the state in which you earned the compensation.

        o Local:  Check with your local taxing authority.

        o FICA/Medicare: Withheld as you deferred compensation into the Stock Account and on the 20% premium as it vests.





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FIRSTENERGY
RETIREMENT
STOCK
ACCOUNT


        The Retirement Stock Account

        As of January 1, 2002, a new account, called the Retirement Stock Account, will be added to the Plan. This Account has been established so that you can maintain an account based on the value of FirstEnergy stock until you terminate your employment with FirstEnergy.

        Transferring to the Retirement Stock Account

        During the open enrollment period, immediately prior to the end of the three-year vesting period, you will have the opportunity to elect to defer receiving the Stock Account balance, which would otherwise be payable to you during the following calendar year. If you make this election, the value of the Stock Account, including the vested 20% premium, will be transferred to your Retirement Stock Account. The Retirement Stock Account will be credited with gains, losses and dividends just as in the Stock Account and will maintain its tax-deferred status until you receive a distribution.

        During the 2001 enrollment period for the 2002 Plan year, you may, if you have a 1999 Stock Account:

        o Elect to transfer your 1999 Stock Account balance, including the vested 20% premium, to the Retirement Stock Account.

        o Make no election. In March 2002 when the premium vests, your Stock Account balance will, after withholding the appropriate taxes, be deposited as stock into a FirstEnergy Dividend Reinvestment Account in your name.




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FIRSTENERGY
RETIREMENT
STOCK
ACCOUNT


        Distributions From the Retirement Stock Account

        When you terminate employment for any reason, including death and disability, the balance in the Retirement Stock Account will be converted to cash, transferred to your Retirement Account and paid out according to your elections for the Retirement Account.

















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IN-SERVICE
WITHDRAWAL
FEATURE


        In-Service Withdrawal

        o If you are an employee of the Company, who has been a Plan Participant for at least five years, you may elect to withdraw all or a portion of your Retirement Account and Retirement Stock Account. The amount available to you is based on your account balance as of the request date not the date that you actually receive payment.

        o You may make one request per year. The request must specify the amount to be withdrawn and the future date paid, which must be the first of a month in the second calendar year following the calendar year in which you make the request.

        o Withdrawals must be taken from your Accounts in the following order and you must exhaust the Retirement Account before withdrawing from the Retirement Stock Account:

          o Retirement Account

          o Retirement Stock Account

        o A request will be irrevocable after December 31 of the calendar year in which you make it unless, prior to payment, you leave the Company or die, at which time the request will become null and void and your Accounts will be paid as you have previously elected or as dictated by the Plan.

        o The Plan also provides for another form of distribution called an Accelerated Distribution. You may receive a distribution of your entire Account balance, which is explained in detail under "Benefit Security Provisions."




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SUPPLEMENTAL
PENSION
BENEFIT


        Benefits from the Company's Pension Plan are based on an executive's nondeferred earnings, which do not include Annual Incentive Awards, and are subject to limitations imposed by the Internal Revenue Code.

        The Supplemental Pension Benefit is provided by the Company to make up for any reduction in an executive's pension as a result of participation in the Executive Deferred Compensation Plan, or due to Internal Revenue Code limitations, or due to the exclusion of Annual Incentive Awards from pension earnings.




INCOME
TAXATION



        Taxation of Supplemental Pension Benefit


        o Federal: Yes.

        o State: Based on the regulations and rates of the state in which you live.

        o Local:  Check with your local taxing authority.

        o FICA/Medicare: Withheld and paid on the present value of the supplemental pension benefit in the year the executive or beneficiary starts to receive a benefit. There is no further FICA or Medicare taxation on the monthly supplemental pension payments.




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OTHER
PROVISIONS



        o You are an unsecured general creditor of the Company. This provision is required in order to avoid taxation of your benefits before receipt. In the event of insolvency or bankruptcy, any payments from the Plan within the preference period before bankruptcy may be subject to recoupment by the Federal Bankruptcy Court. This preference period is 90 days in most cases but one year for insiders. Any payments made after bankruptcy may be subject to the disposition of the Federal Bankruptcy Court.

        o The percent of salary and/or Annual Incentive and/or Long-Term Incentive Award you elect to defer remains in effect unless changed by you. Changes, effective January 1, must be made no later than December 15 of the prior year.

        o Modification or waiver of the deferral commitment and distributions prior to separation of employment will only be granted in rare instances if you suffer a sudden and unforeseen financial emergency.

        o The Company reserves the right to amend the Plan, including the interest rate, or terminate the Plan at any time on a prospective basis.





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COMPANY'S
INVESTMENT OF
AMOUNT
DEFERRED



        Cost Recovery Insurance

        o Insurance contracts may be purchased on each participant.

        o Owned by and payable to the Executive Benefit Plans Security Trust (participant has no right to policy or proceeds).







CLAIMS
PROCEDURE
(ARTICLE VIII)

        o If you do not receive your benefits when due under the terms of this Plan, you may file a claim in writing to:

          FirstEnergy Corp.
          76 South Main Street
          Akron, Ohio 44308
          Attention:  Chairman, Executive Deferred
                      Compensation Plan Committee

        o If your claim is denied or you do not receive a response within 63 days after the end of the month in which the request was received, you may request a review by the Compensation Committee of the Board of Directors.

        o The final decision on review will normally be made within 60 days but may be extended to 120 days due to special circumstances. The final decision will be binding on all parties concerned.





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BENEFIT
SECURITY
PROVISIONS



        o Plan provisions are binding on the Company and its successors.

        o The Plan may be amended at any time, except that:

          o No amendment shall decrease the amount of your Retirement Account, Retirement Stock Account and your Stock Account, or your accrued Supplemental Pension Benefit.

          o No amendment shall restrict your right to receive a lump sum form of benefit payment of your Retirement Account, Retirement Stock Account or your Stock Account.

          o No amendment shall decrease the interest rate credited to the Retirement Account below the Average Moody's Rate less 1% or else the Retirement Account balance will be paid to all participants within 60 days.

        o If the Plan is terminated, the Retirement Account, Retirement Stock Account and Stock Account balances will be paid to all participants within 60 days and will not adversely affect your accrued Supplemental Pension Benefit.



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BENEFIT
SECURITY
PROVISIONS



        Accelerated Distribution

        o You may request an accelerated distribution of your Retirement Account and Retirement Stock Account, subject to a 10% penalty. You will receive 90% of your Account balances as a lump sum in cash and stock, if applicable. This distribution will completely discharge the Company from all liability with respect to your Retirement Account and Retirement Stock Account. If you are actively employed by the Company, you will not be permitted to resume any further deferrals into the Plan until January 1 of the second calendar year following the calendar year in which you receive the lump-sum distribution.

        o You may request an accelerated distribution of your FirstEnergy Stock Account, subject to the loss of the 20% premium and associated earnings plus a 10% penalty on the balance. The remaining balance will be paid as a lump sum in Company stock. This distribution will completely discharge the Company from all liability with respect to your FirstEnergy Stock Account. If you are actively employed by the Company, you will not be permitted to resume any further deferrals into the Plan until January 1 of the second calendar year following the calendar year in which you receive the lump sum stock distribution.





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ANNUAL SALARY
DEFERRAL ELECTION


        To enroll or change your deferral commitments for the next annual deferral period:

        o Determine the percentage of salary, Annual Incentive Award, and/or Long-Term Incentive Award you wish to defer.

        o Complete the forms provided to you:

          o Participation Agreement.

          o Beneficiary Designation (at enrollment and to change your beneficiary, if desired).

          o Form of Benefit Payout (at enrollment and to change your form of benefit payout, if desired).

        o Return the forms by the date specified.





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        The FirstEnergy Corp. Executive Deferred Compensation Plan was
        established effective January 1, 1999 and is amended as of January 1, 2002.

        This Overview has been prepared to give you a better understanding of the benefits and features of the Plan. Each employee's benefits and rights under the Plan are at all times governed by the official text of the Executive Deferred Compensation Plan document and are in no way altered or modified by the contents of this Overview.













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